UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2018 (April 24, 2018)

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Melvin L. Keating, Mr. Himanshu H. Shah and Mr. Sing Wang as Directors

Effective April 24, 2018, the Board of Directors (“Board”) of Vitamin Shoppe, Inc. (the “Company”) expanded the size of the Board to thirteen directors and appointed Mr. Melvin L. Keating, Mr. Himanshu H. Shah and Mr. Sing Wang as directors, and also nominated Mr. Keating, Mr. Shah and Mr. Wang to stand for election as part of the Company’s slate of director nominees at the Company’s 2018 annual meeting of stockholders, in each case pursuant to the previously announced (i) Cooperation Agreement, dated as of April 20, 2018, by and among the Company, Shah Capital Management, Inc., Shah Capital Opportunity Fund LP and Himanshu H. Shah and (ii) Cooperation Agreement, dated as of April 20, 2018, by and among the Company, Vintage Capital Management, LLC, Kahn Capital Management, LLC and Brian R. Kahn.

Mr. Keating, Mr. Shah and Mr. Wang will be compensated for their Board service in accordance with the director compensation plan and stock ownership guidelines previously approved by the Board for non-employee directors.

There are no related party transactions between the Company and each of Mr. Keating, Mr. Shah and Mr. Wang that would require disclosure under Item 404(a) of Regulation S-K.

Based on the director independence listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, the Nomination and Governance Committee and the Board affirmatively determined that Mr. Keating, Mr. Shah and Mr. Wang are independent.

Mr. Keating, Mr. Shah and Mr. Wang have not yet been appointed to any standing committees of the Board. The Company will file an amendment to this Form 8-K to disclose any such appointments after they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: April 27, 2018	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary